United States Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 1, 2006
First Busey Corporation
(Exact Name of Registrant as Specified in Charter)

Nevada	0-15959	37-1078406

(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

201 West Main Street, Urbana, IL	61801

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (217) 365-4513
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
Signature
Slide Presentation

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure
     First Busey Corporation is presenting at the 2006 KBW Honor Roll and Seventh Annual Community Bank Investor Conference August 1, 2006. A slide presentation that will be presented by First Busey Corporation at the conference is included as Exhibit 99.1 and is furnished pursuant to Regulation FD.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(c)	Exhibit No.	Exhibit Description

	99.1	First Busey Corporation’s Slide Presentation for August 1, 2006 at the KBW Honor Roll and Seventh Annual Community Bank Investor Conference.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2006	First Busey Corporation
	By	/s/ Douglas C. Mills
Chairman, President and Chief Executive Officer